Other Income	12 Months Ended
Mar. 31, 2022
Other income [Abstract]
OTHER INCOME

NOTE 3A — OTHER INCOME

Other income	For the year ended March 31, 2022	For the year ended March 31, 2021
Income from revenue entitlement rights	14,392,091	14,648,473
Fair value gain on remeasurement of warrant liability	1,487,589	—
Liabilities no longer required written back	425,853	—

	16,305,533	14,648,473

Income from revenue entitlement rights

Other Income of $14.39 million for the year ended March 31, 2022 and $ 14.65 million for the year ended March 31, 2021 (Refer to Note 23 regarding agreement with Reachnet).  is presented on the basis that all conditions have been satisfied as of March 26, 2020, to consummate closing of the Group’s acquisition agreement with Reachnet Cable Services Pvt. Ltd. (“Reachnet”) in which the Group acquired the customers and corresponding revenues. (Refer to Note 23 regarding agreement with Reachnet).

The Group has acquired approximately 1.9 million subscriber connections from a licensed streaming company (Reachnet), through the Agreements dated June 21, 2019 and December 6, 2019, and the income entitlement rights from April 1, 2019, for a consideration of $59 million. On March 26, 2020, the arrangement was consummated when pre-conditions were waived by mutual consent. The net surplus remaining with the Company is approximately $14.39 million for the year ended March 31, 2022, $14.65 million for the year ended March 31, 2021. Based upon the terms of customer acquisition contract for the period ended March 31, 2022 and the management services agreement for the period ended March 31, 2021, the revenue arising there from is recognized as “Other Income”. The income is regarded as “Other Income” in compliance with the AP21B and AP21C of the IFRS 15. The Group has not collected any amount under receivable to date. The Group has not collected any amount under receivable to date since some of the terms under the contract were deferred by mutual agreement between the parties. Since there was no change in the status of the agreement, during the period ended March 31, 2022, the Group continued to be subject to the applicability of IFRS 15 and continued to consistently report the income as Other Income.

The Group is free to appoint any licensed service provider for provision of streaming services. There is no binding or lock-in arrangement for providing streaming services to subscribers through Reachnet. The agreement contemplates only acquisition of subscriber base and is not an agreement to acquire or purchase the business of Reachnet. The Group has ensured adequate safeguard to secure acquired customer contracts through non-compete clause and non-solicitation of subscribers clause. In respect of streaming services, Lytus India has outsourced the provision of streaming services to Reachnet in the capacity of a service provider under the Management Services Agreement. Going forward, with respect of non-streaming services (such as MedTech IOT) these services would be billed directly by the Company and costs and revenue would not be shared with Reachnet.

Fair value gain on remeasurement of share warrant liability

Other Income of $1.49 million is presented for the year ended March 31, 2022 and nil for the year ended March 31, 2021.

The outstanding warrants as referred in Note 13 are recognized as a warrant liability on the balance sheet and measured at their inceptions date fair value and subsequently re-measured at each reporting period with change being recorded as a component of other income in the statement of operations

Liabilities no longer required written back

Mainly includes amount no longer payable to owners of DDC on deconsolidation (refer note 24)